Nuance Concentrated Value Fund
Institutional Class: NCVLX
Investor Class: NCAVX

Nuance Mid Cap Value Fund
Institutional Class: NMVLX
Investor Class: NMAVX
Z Class: NMVZX

Supplement dated July 10, 2025, to
the Summary Prospectus, Statutory Prospectus, and
Statement of Additional Information dated August 28, 2024

Effective immediately, Darren Schryer, CFA®, CPA, Vice President and Portfolio Manager of the Adviser, is no longer serving as portfolio manager to the Funds. Accordingly, all references to Mr. Schryer in the Summary Prospectus, Statutory Prospectus, and Statement of Additional Information are hereby removed.
Scott A. Moore, CFA, President and Chief Investment Officer of the Adviser, Jack Meurer, CFA, Vice President and Portfolio Manager, and Adam West, CFA, Vice President and Portfolio Manager continue to serve as portfolio managers of the Funds.

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Please retain this supplement with your Summary Prospectus, Statutory Prospectus, and Statement of Additional Information.